SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Loss Per Share, Policy (Policies)	12 Months Ended
May 31, 2020
Policies
Loss Per Share, Policy

Loss per share

Basic loss per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of common shares outstanding during the reporting period. Diluted net income per common share includes the potential dilution that could occur upon exercise of the options and warrants to acquire common stock computed using the treasury stock method which assumes that the increase in the number of shares is reduced by the number of shares which could have been repurchased by the Company with the proceeds from the exercise of the options and warrants.